UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported)
                      January 18, 2006 (January 13, 2006)
                      -----------------------------------

                                 PROTALEX, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        000-28385                                         91-2003490
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(Commission File Number)                       (IRS Employer Identification No.)


  145 Union Square Drive, New Hope, PA                       18938
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(Address of Principal Executive Offices)                   (Zip Code)

                                  215-862-9720
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement

On Janaury13, 2006, Protalex, Inc. (the "Company") amended the employment letter agreement entered into on October 25, 2005, with its president and chief executive officer and a director, Steven H. Kane. Pursuant to the amendment, Mr. Kane's annual salary was increased from $325,000 to $400,000 effective as of January 1, 2006. In addition, Mr. Kane received a cash incentive compensation bonus of $100,000, payable on January 31, 2006.

On January 13, 2006, the Company also amended the employment letter agreement entered into on July 13, 2005 and effective on August 23, 2005, with Victor S. Sloan, M.D., the Company's senior vice president and chief medical officer. Pursuant to the amendment, Dr. Sloan's annual salary was increased from $260,000 to $280,000 effective as of January 1, 2006. In addition, Dr. Sloan was granted options to purchase 25,000 shares of the Company's Common Stock vesting monthly over a four year period, exercisable for a period of ten years issued in accordance with the Company's 2003 Stock Option Plan, as amended, at an exercise price of $2.85 per share, which the Board determined to be equal to or greater than the fair market value of Company's Common Stock on the date of grant.

On January 13, 2006, the Company also amended the employment letter agreement entered into on November 15, 2004, with Marc L. Rose, the Company's vice president, chief financial officer, treasurer and corporate secretary. Pursuant to the amendment, Mr. Rose's annual salary was increased from $166,062 to $200,000 effective as of January 1, 2006. In addition, Mr. Rose was granted options to purchase 30,000 shares of the Company's Common Stock vesting monthly over a four year period, exercisable for a period of ten years issued in accordance with the Company's 2003 Stock Option Plan, as amended, at an exercise price of $2.85 per share, which the Board determined to be equal to or greater than the fair market value of Company's Common Stock on the date of grant.


SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          Protalex, Inc.
                             ---------------------------------------------
                                          (Registrant)


Date:     1/18/06                   /s/ Marc L. Rose
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                             By:        Marc L. Rose
                             Title:     Vice President of Finance,
                                        Chief Financial Officer, Treasurer and
                                        Corporate Secretary